UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2005

AFFINITY GROUP HOLDING, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-124109	20-2428068
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2575 Vista Del Mar Drive

Ventura, CA 93001

(Address of principal executive offices)

(Zip Code)

(805) 667-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                 Mr. Joe B. McAdams, a member of the Board of Directors of Affinity Group Holding, Inc., (the “Company”) resigned as a Director of the Company effective October 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFFINITY GROUP HOLDING, INC.
(Registrant)

Date: October 6, 2005	By:	/s/ Thomas F. Wolfe
Thomas F. Wolfe
Senior Vice President and Chief Financial Officer